The Boston Trust & Walden Funds

One Beacon Street

Boston, MA 02108

Walden Midcap Fund (WAMFX)

Walden SMID Cap Fund (WASMX)

Supplement dated September 16, 2016

to the

Prospectus dated August 1, 2016

Walden Midcap Fund:  the performance table appearing on page 16 of the Prospectus is restated as follows:

		Since
Average Annual Total Returns		Inception
(as of December 31, 2015)	1 Year	(8/1/11)
Walden Midcap Fund
Before Taxes	(0.42)%	10.52%
After Taxes on Distributions	(1.65)%	9.90%
After Taxes on Distributions and Sale of Fund Shares	0.79%	8.32%
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	(2.44)%	12.22%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements such as a 401(k) plan or individual retirement account.

Walden SMID Cap Fund: the performance table appearing on page 18 of the Prospectus is restated as follows:

		Since
Average Annual Total Returns		Inception
(as of December 31, 2015)	1 Year	(6/28/12)
Walden SMID Cap Fund
Before Taxes	(2.45)%	11.28%
After Taxes on Distributions	(3.97)%	10.18%
After Taxes on Distributions and Sales of Fund Shares	(0.12)%	8.68%
Russell 2500® Index (reflects no deduction for fees, expenses or taxes)	(2.90)%	14.18%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements such as a 401(k) plan or individual retirement account.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated August 1, 2016 with respect to the Walden Midcap Fund and Walden SMID Cap Fund.  These documents provide information that you should know about the Funds before investing and have been filed with the Securities and Exchange Commission.  These documents are available upon request and without charge by calling the Funds toll-free at 1-(800) 282-8782, ext. 7050.

Please retain this supplement for future reference.